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EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned directors of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his/her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Timothy E. Bien                                           March 24, 2003
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Timothy E. Bien                                                     Date


/s/ Charles H. Erhart, Jr.                                    March 20, 2003
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Charles H. Erhart, Jr.                                              Date


/s/ Patrick E. Keefe                                          March 24, 2003
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Patrick E. Keefe                                                    Date


/s/ Sandra E. Laney                                           March 23, 2003
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Sandra E. Laney                                                     Date


/s/ Andrea R. Lindell, DNSc, RN                               March 20, 2003
--------------------------------                            --------------------
Andrea R. Lindell, DNSc, RN                                         Date


/s/ Sheldon Margen, M.D.                                      March 24, 2003
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Sheldon Margen, M.D.                                                Date


/s/ Kevin J. McNamara                                         March 20, 2003
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Kevin J. McNamara                                                   Date


/s/ John H. Timoney                                           March 21, 2003
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John H. Timoney                                                     Date